PACIFIC CAPITAL GROUP CO. LTD.
( A Development Stage Company)

FINANCIAL STATEMENTS

At December 31, 2006 and
for the period November 23, 2006 (Inception) through December 31, 2006

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

1

KEITH K. ZHEN, CPA
CERTIFIED PUBLIC ACCOUNTANT

2070 WEST 6TH STREET - BROOKLYN, NY 11223 - TEL (347) 408-0693 - FAX (347) 602-4868 - EMAIL :KEITHZHEN@GMAIL.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Pacific Capital Group Co. Ltd.
( A development stage company)

We have audited the accompanying balance sheet of Pacific Capital Group Co. Ltd. ( a development stage company) as of December 31, 2006 and the related statements of income, stockholders' equity and comprehensive income, and cash flows for the period November 23, 2006 (Inception) through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Capital Group Co. Ltd. ( a development stage company) as of December 31, 2006 and the results of its operations and its cash flows for the period November 23, 2006 through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had an accumulated deficit of $1,500 at December 31, 2006 that includes all net losses of $1,500 since its inception. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Keith K. Zhen, CPA
Keith K. Zhen, CPA
Brooklyn, New York
June 25, 2007

2

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

BALANCE SHEET
December 31,
2006
ASSETS
Current Assets:
Cash and cash equivalents	100
Total Current Assets	100

Total Assets	$100

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Due to shareholders (Note 4)	$1,500
Total Current Liabilities	1,500

Stockholders' Equity:
Common stock, par value $1.00, 100 shares authorized;
100 shares issued and outstanding as of December 31, 2006	100
Accumulated deficiency	-1,500
Stockholders' deficiency	(1,400)
Total Liabilities and Stockholders' Deficiency	$100

See Notes to Financial Statements

3

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

STATEMENT OF OPERATIONS

For the Period November 23, 2006 (inception) through December 31, 2006
Revenues
Sales	$-
Costs of Sales	-
Gross Profit	-

Operating Expenses
General and administrative expenses	1,500
Total Operating Expenses	1,500

Income (Loss) from Operation	(1,500)

Other Income (Expenses)	-

Income (Loss) before Provision for Income Tax	(1,500)

Provision for Income Tax	-

Net Income (Loss)	$(1,500)

Basic and fully diluted earnings (loss) per share	$(15.00)

Weighted average shares outstanding	100

See Notes to Financial Statements

4

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)

FOR PERIOD NOVEMBER 23, 2006 (INCEPTION) THROUGH DECEMBER 31, 2006

	Common Stock		Additional	Retained
	No	Par Value	Paid-in	Earnings
	Shares	Amount	Capital	(Deficit)	Totals
Balances at
the date of inception on
November 23, 2006	-	$-	$-	$-	$-

Proceeds from issuance of
common stock	100	100	-	-	100

Net income (loss)	-	-	-	(1,500)	(1,500)
Balances at
December 31, 2006	100	$100	$-	$(1,500) $	-1,400

See Notes to Financial Statements

5

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

STATEMENT OF CASH FLOWS

For the Period November 23, 2006 (inception) through December 31, 2006
Operating Activities

Net income (loss)	$-1,500

Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:

Changes in operating assets and liabilities	-

Net cash provided (used) by operating activities	(1,500)

Investing Activities

Net cash (used) by investing activities	-

Financing Activities

Proceeds from issuance of common stock	100
Loans from shareholders	1,500
Net cash provided (used) by financing activities	1,600

Increase (decrease) in cash	100

Cash at beginning of period	-
Effects of exchange rates on cash	-
Cash at end of period	$100

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$-
Income taxes	$-

See Notes to Financial Statements.

6

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 1- ORGANIZATION AND BUSINESS BACKGROUND

Pacific Capital Group Co. Ltd. ("PCGC" or the "Company") was incorporated on November 23, 2006 as a company limited by shares, at Port Vila, Republic of Vanuatu ("Vanuatu"), under the provision of section 5, subsection (2) of the International Companies Act. The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of
Financial Accounting Standards (SFAS) No. 7.

The Company is considered to be a development stage company, as it has not generated revenue from operations.

Note 2- GOING CONCERN

As of December 31, 2006, the Company had an accumulated deficit of $1,500 that includes all net losses of $1,500 since its inception. . These factors raise substantial doubt about its ability to continue as a going concern. Recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken actions to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders' investment. Management believes that these actions will allow the Company to continue operations through the next fiscal year.

7

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and are presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less at the time of purchase.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, prepaid expenses, accounts payable, and accrued expenses, approximates their fair value due to the relatively short-term nature of these instruments.

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, pricing is fixed or determinable, and collectibility is reasonably assured.

8

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Costs

Advertising costs will be expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs". The Company did not incur any advertising costs during the period November 23, 2006 through December 31, 2006.

Research and Development Costs

Research and development costs will be charged to expense as incurred. The Company did not incur any research and development costs during the period November 23, 2006 through December 31, 2006.

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources.

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

9

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Earnings (Loss) Per Share

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, “ Earnings Per Share.” SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no potentially dilutive securities outstanding (options and warrants) for the period November 23, 2006 through December 31, 2006.

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company ’ s financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. The adoption of SAB No. 108 did not have a material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 did not have a material effect on the Company's financial position or results of operations.

10

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year. The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively. The Management does not expect that the adoption of SFAS No. 157 would have a material effect on the Company's financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “ Accounting for Uncertainty in Income Taxes, ” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this Interpretation did not have a material impact on its financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("FAS 156"), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of SFAS No. 155 had no impact on the Company's financial position or results of operations.

11

PACIFIC CAPITAL GROUP CO. LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 4- DUE TO SHAREHOLDERS

Due to shareholders are temporally short-term loans from the shareholders to finance the Company’s operation due to lack of cash resources. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flow from this activity is classified as cash flow from financing activity. The total borrowing from the shareholders was $1,500 for the period November 23, 2006 through December 31, 2006.

Note 5- COMMON STOCK

The Constitution of the Company authorized the Company to issue 100 shares of common stock with a par value of $1.00. Upon formation of the Company, 100 shares of common stock were issued for $100.

Note 6- COMMITMENTS AND CONTINGENCIES

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Note 7- SUBSEQUENT EVEN

On March 20, 2007, the shareholders of the Company entered into a Share Purchase Agreement (the “Agreement”) with the owners of Tai An Ruitai Cellulose Co., Ltd. ("Tai An"), a limited liability company incorporated in PRC on November 10, 1999 with a registered capital of $2,416,334 (RMB20,000,000). Pursuant to the Agreement, the Company agreed to purchase 99% of the ownership in Tai An for a cash consideration of $2,392,171 (RMB 19,800,000). The local government approved the transaction on April 26, 2007. Subsequent to completion of the transaction, Tai An became a majority-owned subsidiary of the Company.

12

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

FINANCIAL REPORT

At June 30, 2007 and
For the Three and Six Months Ended June 30, 2007 and 2006

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

INDEX

PAGE
BALANCE SHEETS	2

STATEMENTS OF OPERATIONS	3

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)

STATEMENTS OF CASH FLOWS	4

NOTES TO FINANCIAL STATEMENTS	5-19

1

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

BALANCE SHEETS

June 30, 2007
(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$2,204,550
Bank checks and commercial paper	3,296,772
Accounts receivable, net (Note 4)	5,374,585
Due from unaffiliated suppliers	304,671
Prepaid expenses (Note 5)	4,789,255
Inventory (Note 6)	4,949,837
Advance to employees (Note 12)	126,017
Total current assets	21,045,687

Property and Equipment, net (Note 7)	8,846,633

Land use right, net (Note 8)	4,709,772

Long-term investment	797,136

Due from a shareholder (Note 12)	11,340,367

Restricted cash (Note 9)	14,242,718

Total Assets	$60,982,313

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Bank loan (Note 11)	$15,861,401
Bank checks payable (Note 10)	23,730,458
Accounts payable and accrued expenses	7,525,899
Taxes payable	3,296,282
Deferred revenue	1,756,628
Due to employees (Note 12)	777,908
Employee security deposit	734,375
Total Current Liabilities	53,682,951

Minority Interest	72,994

Owners' Equity:
Common stock, par value $1.00, 100 shares authorized; 100 shares issued and outstanding as of June 30, 2007 and June 30, 2006	100
Additional paid-in capital	2,392,071
Statutory Reserves	270,249
Retained earnings	4,345,873
Accumulated other comprehensive income	218,075
Owners' Equity	7,226,368
Total Liabilities and Owners' Equity	$60,982,313

See Notes to Financial Statements.

2

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

STATEMENTS OF OPERATIONS

	For the Three Months Ended June 30,	For the Three Months Ended June 30,	For the Six Months Ended June 30,	For the Six Months Ended June 30,
	2007	2006	2007	2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues
Sales	$9,617,588	$6,819,799	$16,588,463	$12,502,780
Costs of Sales	6,132,424	4,414,918	10,553,148	7,861,413
Gross Profit	3,485,164	2,404,881	6,035,315	4,641,367

Operating Expenses

Selling expenses
Sales commission	85,072	134,671	233,039	213,729
Freight-out	200,453	246,265	460,442	407,816
Travel and entertainment	95,546	90,930	180,940	167,850
Other selling expenses	85,860	26,678	122,950	61,856
Total selling expenses	466,931	498,544	997,371	851,251

General and administrative expenses
Payroll and employees benefits	70,658	41,841	94,336	81,108
Insurance	64,832	133,900	151,127	130,860
Professional fees	5,000	1,246	10,000	1,246
Bad debt expenses	-	9,019	-	25,922
Repair and maintenance	8,527	171,151	13,956	336,973
Travel and entertainment	48,749	25,665	102,376	66,949
Other general and administrative	129,346	105,205	206,114	158,785
Total Operating Expenses	327,112	488,027	577,909	801,843

Total Operating Expenses	794,043	986,571	1,575,280	1,653,094

Income (Loss) from Operation	2,691,121	1,418,310	4,460,035	2,988,273

Other Income (Expense)
Interest income	74,069	91,893	95,575	146,049
Interest expense	(394,665)	(469,758)	(686,441)	(692,335)
Other income (expense)	(2,243)	(32,625)	97,035	(31,713)
Total other income (expense)	(322,839)	(410,490)	(493,831)	(577,999)

Income (Loss) before Provision
Income Tax and Minority Interest	2,368,282	1,007,820	3,966,204	2,410,274

Provision for Income Tax	710,486	302,346	1,189,862	723,082

Income before Minority Interest	1,657,796	705,474	2,776,342	1,687,192

Minority Interest	(16,578)	(7,055)	(27,763)	(16,872)

Net Income	1,641,218	698,419	2,748,579	1,670,320

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	100,142	7,774	137,691	19,669

Comprehensive Income (Loss)	$1,741,360	$706,193	$2,886,270	$1,689,989

Basic and Fully Diluted Earnings per Share	$17,413.60	$7,061.93	$28,862.70	$16,899.89

Weighted average shares outstanding	100	100	100	100

See Notes to Financial Statements.

3

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,	For the Six Months Ended June 30,
	2007	2006
	(unaudited)	(unaudited)
Operating Activities

Net income (loss)	$2,748,579 $	1,670,320
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:
Minority interest	27,763	16,872
Depreciation	316,506	285,010
Amortization	47,271	13,732
Changes in operating assets and liabilities:
(Increase)/Decrease in bank checks and commercial paper	-2,105,321	-1,178,789
(Increase)/Decrease in accounts receivable	-2,009,953	-2,191,248
(Increase)/Decrease in prepaid expenses	-2,428,774	-795,925
(Increase)/Decrease in inventory	259,910	-1,657,315
(Increase)/Decrease in advance to employees	-69,282	24,511
Increase/(Decrease) in accounts payable
and accrued expenses	1,983,187	715,216
Increase/(Decrease) in taxes payable	1,074,459	470,542
Increase/(Decrease) in deferred revenue	1,262,821	1,841,275
Increase/(Decrease) in employee security deposit	56,426	8,020
Net cash provided (used) by operating activities	1,163,592	-777,779

Investing Activities

Purchase of long-term investment	-	-
Purchase of fixed assets	-2,558,547	-573,526
Purchase of land use rights	-109,006	-13,155
Loans to unaffiliated suppliers	-	(78,848)
Payback of loans to unaffiliated suppliers	625,542	-
Short-term loans to a shareholder	-2,536,255	-
Payback of short-term loans to a shareholder	-	1,746,912
Net cash (used) by investing activities	-4,578,266	1,081,383

Financing Activities

Bank loans	-	4,243,728
Payback of bank loans	(348,207)	-
Proceeds from banks checks and commercial paper	1,680,058	5,766,020
Decrease (Increase) in restricted cash to secure bank checks	(1,997,968)	(11,219,964)
Loans from employees	-	98,789
Payback of loans from employees	-113,076	-
Net cash provided (used) by financing activities	(779,193)	(1,111,427)

Increase (decrease) in cash	(4,193,867)	(807,823)
Effects of exchange rates on cash	112,128	28,205
Cash at beginning of period	6,286,289	4,030,270
Cash at end of period	$2,204,550	$3,250,652

Supplemental Disclosures of Cash Flow Information:

Cash paid (received) during year for:
Interest	$480,338	$445,167
Income taxes	$406,731	$360,065

See Notes to Financial Statements.

4

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 1- ORGANIZATION AND BUSINESS BACKGROUND

Pacific Capital Group Co. Ltd. ("PCGC" or the "Company") was incorporated on November 23, 2006 as a company limited by shares, at Port Vila, Republic of Vanuatu ("Vanuatu"), under the provision of section 5, subsection (2) of the International Companies Act. The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

On March 20, 2007, the shareholders of the Company entered into a Share Purchase Agreement (the “Agreement”) with the owners of Tai An Ruitai Cellulose Co., Ltd. ("Tai An"), a limited liability company incorporated in PRC on November 10, 1999 with a registered capital of $2,416,334 (RMB20,000,000). Pursuant to the Agreement, the Company agreed to purchase 99% of the ownership in Tai An for a cash consideration of $2,392,171 (RMB 19,800,000). The local government approved the transaction on April 26, 2007. Subsequent to completion of the transaction, Tai An became a majority-owned subsidiary of the Company.

Tai An was incorporated in Feicheng City, Shanxi Province, the People's Republic of China (the "PRC") on November 10, 1999, as a limited liability company under the Company Law of PRC. The Company is engaged in the business of production and distribution of various types of cellulose ethers for the use in many industries, such as pharmaceutical applications, construction materials, plastics, food and beverage, petroleum, and cosmetic, etc.

PGCG and Ruitai are hereafter referred to as the "Company". The Company is principally engaged in the business of production and distribution of various types of cellulose ethers for the use in many industries, such as pharmaceutical applications, construction materials, plastics, food and beverage, petroleum, and cosmetic, etc.

The accompanying consolidated financial statements include the accounts of the Company and its subsidiary listed above. Since the acquisitions represent a reorganization and is treated for accounting purpose as a recapitalization, the consolidated financial statements reflect the historical results of the Company and its subsidiary.

Note 2- SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation

The accompanying unaudited financial statements as of June 30, 2007 and for the six and three months ended June 30, 2007 and 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. They do not include all of the information and footnotes for complete financial statements as required by GAAP. In management's opinion, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the six and three months ended June 30, 2007 and 2006 presented are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto for the fiscal year ended December 31, 2006.

5

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than RMB are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in owners' equity. Gain and losses resulting from foreign currency transactions are included in operations.

The Company ’ s financial statements are translated into the reporting currency, the United States Dollar (“US$”). Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period. Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the owners’ equity.

Translation adjustments resulting from this process amounted to $218,075 as of June 30, 2007. The balance sheet amounts with the exception of equity at June 30, 2007 were translated at 7.62 RMB to $1.00 USD. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the six months ended June 30, 2007 and 2006 were 7.72 RMB and 8.02 RMB, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less at the time of purchase.

6

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

Bank checks and commercial paper

Bank checks and commercial paper include bank checks and commercial paper with original maturities of approximately 180 days or less at the time of issuance. Book value approximates fair value because of the short maturity of those instruments. The Company receives these financial instruments as payments from its customers in the ordinary course of business. The Company totally received $9,872,543 and $9,774,773 in the six months ended June 30, 2007 and 2006, respectively.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements' assessment of known requirements, aging of receivables, payment history, the customer's current credit worthiness, and the economic environment. When a specific accounts receivable balance is deemed uncollectible, a charge is taken to this reserve. Recoveries of balances previously written off are also reflected in this reserve.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, bank checks and commercial paper, receivables, accounts payable and accrued expenses, approximates their fair value due to the relatively short-term nature of these instruments.

Inventory

Inventories are stated at the lower of cost or market value. Actual cost is used to value raw materials and supplies. Finished goods and work-in-progress are valued on the weighted-average-cost method. Elements of costs in finished good and work-in-progress include raw materials, direct labor, and manufacturing overhead.

7

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

Due from unaffiliated suppliers

The Company has been extending temporally short-term loans to some unaffiliated suppliers. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from due from unaffiliated suppliers are classified as cash flows from investing activities. The Management believes the loans can help theses suppliers run their business, and in turn these suppliers can provide raw materials and services to the Company in a stable price. The total loans to unaffiliated suppliers amounted to $487,315  and $92,178 in six months ended June 30, 2007 and 2006, respectively. The Company is collecting these loans to unaffiliated suppliers as the Company is in the process to become a public company. The Management believe it will be able to collect all these loans back by the end of 2007.

The Company is collecting these loans to unaffiliated suppliers as the Company is in the process to become a public company. The Management believe it will be able to collect all these loans back by December 2007.

Long-term investment

The long-term investment represents monetary investments in the Wenyang Xinyong Bank, a local state owned bank in Wenyang County, Shandong Province, PRC. The investments are transferable in accordance with the laws of the PRC. The investments are carried at cost which approximates fair value. The Company did not purchase any such long-term investment in the six months ended June 30, 2007 and 2006, respectively. Dividend income on the investment is recorded when received. There were no dividend received in the six months ended June 30, 2007 and 2006. The Company may sell these investments back to the bank at the book value.

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Restricted cash, and Bank checks payable

The Company pays its suppliers with bank checks in its ordinary business transactions. Generally, the Company deposits 40% to 100% of the bank check amount into a restricted bank account, the bank then issues a bank check payable to a supplier in 180 days. The Company deliveries the bank check as payment to the supplier, who can discount the bank check before the payable date. When the bank check is cashable, the bank takes the deposit in the restricted bank accounts and the balance, if any, from other bank account(s) that the Company has with the bank. The bank pays interest on the deposit in the restricted bank account to the Company.

8

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Maintenance, repairs and minor renewals are expensed as incurred; major renewals and improvements that extend the lives or increase the capacity of plant assets are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the reporting period of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value. The percentages or depreciable life applied are:

Building and warehouses	20 years
Machinery and equipment	7 to 10 years
Office equipment and furniture	5 years
Motor vehicles	5 years

Land Use Right

All land belongs to the State in PRC. Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively. The land use right can be sold, purchased, and exchanged in the market. The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner.

The Company owns the right to use a piece of land, approximately 23 acre, located in the Wenyang County, Shandong Province for a fifty-year period ended December 2, 2055; and a piece of land, approximately 36 acre, also located in the Wenyang County, Shanxi Province for a forty-eight-year period ended June 5, 2054. The costs of these land use rights are amortized over their prospective beneficial period, using the straight-line method with no residual value. The Company's production facilities and headquarters building are located in these two pieces of land.

Revenue Recognition

The Company recognizes revenue when the earnings process is complete. This generally occurs when products are shipped to unaffiliated customer or services are performed in accordance with terms of the agreement, title and risk of loss have been transferred, collectibility is reasonably assured and pricing is fixed or determinable. Accruals are made for sales returns and other allowances based on the Company's experience. The corresponding freight-out and handling costs are included in the selling expenses.

9

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and Development Costs

Research and development costs relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed when incurred. The major components of these research and development costs include experimental materials and labor costs. The Research and development cost was immaterial for the Company in the six months ended June 30, 2007 and 2006, respectively, and was included into general and administration expenses.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs". Advertising costs was $30,150 and $18,434 for the six months ended June 30, 2007 and 2006, respectively.

Value-added Tax (VAT)

Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT). All of the Company’s products that are sold in PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price or at a rate approved by the Chinese local government. This VAT may be offset by VAT paid on purchase of raw materials included in the cost of producing the finished goods.

Income Taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28 "Interim Financial Reporting" and as interpreted by FASB Interpretation No. 18, "Accounting for Income Taxes in Interim Periods". The Company has determined an estimated annual effect tax rate. The rate will be revised, if necessary, as of the end of each successive interim period during the Company's fiscal year to its best current estimate.

The estimated annual effective tax rate is applied to the year-to-date ordinary income (or loss) at the end of the interim period.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of changes in owners' equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

10

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The Management believes full time employees who have passed the probation period are entitled to such benefits. The total provisions for such employee benefits was $65,454, and $31,538 for the six months ended June 30, 2007 and 2006, respectively.

Statutory Reserves

Pursuant to the applicable laws in PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP, after offsetting any prior years’ losses. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital. Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax net earnings. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

The Company usually make appropriations to these reserve funds at the fiscal year end pursuant to PRC GAAP. Accordingly, the Company made no appropriations for the six months ended June 30, 2007. As of June 30, 2007, the balance of the statutory reserves amounted to $272,979.

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information ” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company currently operates in one principal business segments, therefore segment disclosure is not presented.

11

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 3- ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

June 30, 2007
(unaudited)
Accounts receivable	$6,827,341
Less: Allowance for doubtful	(1,452,756)
Accounts receivable, net	$5,374,585

Bad debt expense charged to operations was $0 and $25,922 for the six months ended June 30, 2007 and 2006, respectively.

Note 4- PREPAID EXPENSES

Prepaid expenses consist of following:

June 30, 2007
(unaudited)
Machinery and parts	$1,314,252
Raw materials	2,858,374
Packing and supply materials	295,023
Freight-out	32,771
Adverting	131,151
Consultancy fees	131,256
Office	4,132
Utility	22,296
$4,789,255

Note 5- INVENTORIES

Inventories consist of following:

June 30, 2007
(unaudited)
Finished goods	$3,893,423
Raw materials	981,606
Supplies and packing materials	74,808
$4,949,837

12

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 6- PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

June 30, 2007
(unaudited)
Building and warehouses	$3,980,473
Machinery and equipment	4,927,688
Office equipment and furniture	48,635
Motor vehicles	407,850
9,364,646

Less: Accumulated depreciation	(2,575,635)

Add: Construction in progress	2,057,622

Total	$8,846,633

Depreciation expense charged to operations was $316,506 and $285,010 for the six months ended June 30, 2007 and 2006, respectively.

Note 7- LAND USE RIGHT

The following is a summary of land use right, less amortization:

June 30, 2007
(unaudited)
Land use right	$4,844,577
Less: Amortization	(134,805)
Land use right, net	$4,709,772

Amortization expense charged to operations was $47,271 and $13,732 for the six months ended June 30, 2007 and 2006, respectively.

13

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 8- RESTRICTED CASH

Restricted cash consists of following:

Financial Institutions	June 30, 2007
(unaudited)
Taian Branch of Bank of China	$5,900,483
Wenyang Branch of Agriculture Bank	1,574,844
Wenyang Credit Bank	4,800,126
Taian Branch of Transportation Bank	1,967,265
$14,242,718

Note 9- BANK CHECKS PAYABLE

Bank checks payable consists of following:

Financial Institutions	June 30, 2007
(unaudited)
Feicheng Branch of Bank of China	$8,654,653
Feicheng Branch of Transportation Bank	3,934,529
Wenyang Credit Bank	7,869,059
Feicheng Branch of Construction Bank	649,197
Wenyang Branch of Agriculture Bank	2,623,020
$23,730,458

14

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 10-BANK LOANS

Bank loans consist of the following as of June 30, 2007:

Financial Institutions	Loan Amount	Duration	Monthly Interest Rate		Guaranteed By
Feicheng Branch of Bank of China	$393,453	02/2/2007-02/1/2008	6.12‰
Feicheng Branch of Bank of China	1,311,510	02/27/2007-02/26/2008	6.12‰

Feicheng Branch of Bank of China	1,180,359	03/14/2007-03/13/2008	6.12‰
Feicheng Branch of Bank of China	786,906	03/28/2006-03/27/2007	6.39‰		Feicheng Delta
Feicheng Branch of Bank of China	1,311,510	04/24/2007-04/23/2008	6.39‰		Chemicals Co.,
Feicheng Branch of Bank of China	918,057	06/15/2007-06/14/2008	6.02‰		Ltd.
Feicheng Branch of Bank of China	1,180,359	11/22/2006-11/21/2007	6.12‰
Feicheng Branch of Bank of China	1,311,510	12/21/2006-12/20/2007	6.12‰
Taian Branch of Transportation Bank	655,755	02/27/2007-08/27/2007	(a	)
Wenyang Branch of Feicheng Credit Bank	721,330	05/24/2007-05/23/2008	4.65‰		Shandong
Wenyang Branch of Feicheng Credit Bank	1,154,129	01/31/2007-01/31/2008	5.31‰		Feicheng
Wenyang Branch of Feicheng Credit Bank	1,001,993	01/31/2007-01/31/2008	5.31‰		Chemicals Co.
Wenyang Branch of Feicheng Credit Bank	1,311,510	01/31/2007-01/31/2008	5.31‰		Ltd.
Wenyang Branch of Agriculture Bank	1,311,510	5/28/2007-12/25/2007	6.57‰
Wenyang Branch of Agriculture Bank	1,311,510	12/23/2006-12/22/2007	6.975‰

	$15,861,401

(a)	Effective interest rate is 110% of basic flowing rate quoted by the People’s Bank of China (“PBOC”) prevailing at the due date of interest payment.

Interest expense charged to operations for the bank loans was $529,686 and $432,930 for the six months ended June 30, 2006 and 2005, respectively.

15

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 11- RELATED PARTY TRANSACTIONS

Advance to employees

“ Advance to employee” are advances to employees who are working on projects on behalf of the Company. After the work is finished, they will submit expense reports with supporting documents to the accounting department. Then, the expenses are debited into the relevant accounts and the advances are credited out. Cash flows from these activities are classified into operating activities. The total advance to employees was $1,139,464   and $733,312 for the six months ended June 30, 2007 and 2006, respectively.

Due from a shareholder

“ Due from a shareholder" represents temporally short-term loans to then a majority shareholder, Shandong Ruitai Chemicals Co., Ltd. ("Shandong Ruitai"). Shandong Ruitia had owned 75% equity ownership interest of the Company January 2000 through February 2007. On March 20, 2007, Shandong sold 74% equity ownership interest of the Company to Pacific Capital Group Co., Ltd.

These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from due from a shareholder are classified as cash flows from investing activities. The total loans to the shareholder was $57,850,930, and $27,156,763 for the six months ended June 30, 2007 and 2006, respectively.

The Company is collecting these loans from Shandong Ruitai as the Company is in the process to become a public company. The Management believe it will be able to collect all these loans back by September 2008.

Due to employees

Due to Employees represents temporary short-term loans from employees to finance the Company’s operations due to a lack of cash resources. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, they are deemed payable on demand. Cash flows from these activities are classified as cash flows from financing activities. The total borrowing from employees was $9,007 and $131,358 for the six months ended June 30, 2007 and 2006, respectively.

16

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 12- RELATED PARTY TRANSACTIONS (continued)

Land use right transaction

On October 25, 2006, the Company purchase the use right of a piece of land, approximately 36 acre, located in Wenyang County, Shandong Province, from its majority shareholder, Shandong Ruitai, for $3,352,840. The local government approved the transaction and certified that the purchase price is at the fair market value. The consideration has been paid to the seller, and the title transferal is under going. The Management believes the transaction is on terms no less favorable to the Company than those reasonably obtainable from third parties.

Note 13- INCOME TAX

All Chinese enterprises are governed by the PRC Income Tax Law and various local income tax laws, pursuant to which a company generally is subject to an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statements after appropriate tax adjustments.

The PRC Income Tax Law provides tax benefits to foreign-invested enterprises, pursuant to which a qualified company is exempt from national income tax for its first three fiscal years since it records net profit, and is eligible to half of the national income tax rate for the subsequent two fiscal years.

The Company was qualified as a foreign-invested company in 2001, as such, it was exempted from national income tax for the fiscal years ended December 31, 2001, 2002, and 2003; and was eligible for half of the national income tax rate (15%) in the fiscal years ended December 31, 2004, and 2005. Since 2006, the Company is subject to the regular national income tax rate (30%). Pursuant to the tax regulations established by the Shandong Province Tax Authority, the Company is eligible to be exempt from local income tax as part of the incentive program to encourage local economic.

17

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 14- ASSET RETIREMENT OBLIGATIONS

The Company operates within the requirements of numerous regulations at the local, province, and national levels regarding issues such as the handling and disposal of hazardous chemicals, waste- water treatment and effluent and emissions limitations among others. From a practical standpoint, certain environmental contamination cannot be reasonably determined until a facility or asset is retired or an event occurs that otherwise requires the facility to be tested and monitored. In the absence of such requirements to test for environmental contamination prior to an asset or facility retirement, the Company has concluded that it cannot reasonably estimate the cost associated with such environmental-related asset retirement obligations (“ARO”).

In addition, the Company anticipates operating its manufacturing facilities indefinitely into the future thereby rendering the potential range of settlement dates as indeterminate. Therefore, the Company has not recorded any AROs to recognize legal obligations associated with the retirement of tangible long-lived assets, as contemplated by the Statement of Financial Accounting Standards No. 143, “ Accounting for Asset Retirement Obligations” ( “SFAS 143 ” ) and FASB Interpretation No. 47, “ Accounting for Conditional Asset Retirement Obligations - an interpretation of FASB Statement No. 143” (“FIN 47”).

Note 15- COMMITMENTS AND CONTINGENCIES

PRC's political and economic system

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Environmental

In the ordinary course of its business, the Company is subject to numerous environmental laws and regulations covering compliance matters or imposing liability for the costs of, and damages resulting from, cleaning up sites, past spills, disposals and other releases of hazardous substances. Changes in these laws and regulations may have a material adverse effect on the Company’s financial position and results of operations. Any failure by the Company to adequately comply with such laws and regulations could subject the Company to significant future liabilities.

18

PACIFIC CAPITAL GROUP CO. LTD. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

Note 16- COMMITMENTS AND CONTINGENCIES (continued)

Governmental control of currency conversion

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company receives most of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Company ’ s ability to remit sufficient foreign currency to satisfy foreign currency dominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Company from obtaining sufficient foreign currency to satisfy its currency demands, the Company may not be able to pay certain of its expenses as they come due.

19

TAI AN RUITAI CELLULOSE CO., LTD.

FINANCIAL REPORT

At December 31, 2006, 2005, and 2004
For the Years Ended December 31, 2006, 2005, and 2004

TAI AN RUITAI CELLULOSE CO., LTD.

INDEX

KEITH K. ZHEN, CPA
CERTIFIED PUBLIC ACCOUNTANT

2070 WEST 6TH STREET - BROOKLYN, NY 11223 - TEL (347) 408-0693 - FAX (347) 602-4868 - EMAIL :KEITHZHEN@GMAIL.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Tai An Ruitai Cellulose Co., Ltd.

We have audited the accompanying balance sheet of Tai An Ruitai Cellulose Co., Ltd. as of December 31, 2006 and the related statements of income, stockholders' equity and comprehensive income, and cash flows for each of the years in the three-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tai An Ruitai Cellulose Co., Ltd. as of December 31, 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Keith K. Zhen, CPA
Keith K. Zhen, CPA
Brooklyn, New York
August 7, 2007

TAI AN RUITAI CELLULOSE CO., LTD.
BALANCE SHEETS

	December 31,	December 31,	December 31,
	2006	2005	2004
ASSETS
Current Assets:
Cash and cash equivalents	$6,286,289	$4,030,270	$803,053
Bank checks and commercial paper	1,191,451	1,526,666	558,703
Accounts receivable, net (Note 4)	3,364,632	1,926,844	2,758,627
Due from unaffiliated suppliers	930,213	515,762	623,044
Prepaid expenses (Note 5)	2,360,481	1,088,604	921,522
Inventory (Note 6)	5,209,747	5,188,407	5,245,555
Advance to employees (Note 12)	56,735	121,407	217,400
Total current assets	19,399,548	14,397,960	11,127,904

Property and Equipment, net (Note 7)	6,592,796	5,525,371	5,390,002

Land use right, net (Note 8)	4,650,814	1,304,840	1,297,967

Long-term investment	779,200	753,672	4,591

Due from a shareholder (Note 12)	8,804,112	5,422,717	5,132,361

Restricted cash (Note 9)	12,244,750	7,130,620	5,801,845

Total Assets	$52,471,220	$34,535,180	$28,754,670

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Bank loan (Note 11)	$16,209,608	$11,586,560	$10,926,664
Bank checks payable (Note 10)	22,050,400	12,995,200	7,707,237
Accounts payable and accrued expenses	5,542,712	5,959,709	10,157,124
Taxes payable	2,221,823	928,292	641,611
Deferred revenue	493,807	423,815	375,309
Due to employees (Note 12)	890,984	874,221	37,532
Employee security deposit	677,949	525,478	493,899
Total Current Liabilities	48,087,283	33,293,275	30,339,376

Owners' Equity:
Paid-in capital	2,416,334	2,416,334	2,416,334
Statutory Reserves	272,979	-	-
Retained earnings (Accumulated deficiency)	1,613,429	(1,149,954)	(4,001,040)
Accumulated other comprehensive income	81,195	(24,475)	-
Owners' Equity	4,383,937	1,241,905	(1,584,706)
Total Liabilities and Owners' Equity	$52,471,220	$34,535,180	$28,754,670

See Notes to Financial Statements

TAI AN RUITAI CELLULOSE CO., LTD.

STATEMENTS OF OPERATIONS

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Revenues
Sales	$28,090,238	$23,644,780	$19,041,471
Costs of Sales	19,153,553	16,498,898	13,158,602
Gross Profit	8,936,685	7,145,882	5,882,869

Operating Expenses

Selling expenses
Sales commission	738,526	477,362	379,384
Freight-out	856,850	674,580	557,595
Travel and entertainment	385,360	409,345	377,559
Other selling expenses	147,363	158,085	190,160
Total selling expenses	2,128,099	1,719,372	1,504,698

General and administrative expenses
Payroll and employees benefits	209,242	183,358	188,893
Insurance	139,989	102,934	62,980
Professional fees	105,206	-	-
Bad debt expenses	88,176	403,297	617,633
Repair and maintenance	525,176	90,580	413,811
Travel and entertainment	148,569	95,434	71,676
Other general and administrative	274,760	294,978	331,325
Total Operating Expenses	1,491,118	1,170,581	1,686,318

Total Operating Expenses	3,619,217	2,889,953	3,191,016

Income (Loss) from Operation	5,317,468	4,255,929	2,691,853

Other Income (Expense)
Interest income	331,259	124,754	216,323
Interest expense	(1,159,076)	(995,340)	(857,862)
Other income (expense)	(151,992)	(31,124)	31,097
Total other income (expense)	(979,809)	(901,710)	(610,442)

Income (Loss) before Provision for Income Tax	4,337,659	3,354,219	2,081,411

Provision for Income Tax	1,301,297	503,133	312,211

Net Income (Loss)	3,036,362	2,851,086	1,769,200

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	105,670	(24,475)	-

Comprehensive Income (Loss)	$3,142,032 $	2,826,611 $	1,769,200

See Notes to Financial Statements.

TAI AN RUITAI CELLULOSE CO., LTD.

STATEMENTS OF CHANGES IN OWNERS' EQUITY (DEFICIT)

FOR THE YEARS ENDED 2006, 2005, AND 2004

	Paid-in (Registered) Capital	Statutory Reserves	Retained Earnings (Accumulated) (Deficit)	Accumulated Other Comprehensive Income (loss)	Totals
Balances at
January 1, 2004	$2,416,334	$-	$(5,770,240)	$-	$(3,353,906)

Net income (loss)	-	-	1,769,200	-	1,769,200
Balances at
December 31, 2004	2,416,334	-	(4,001,040)	-	(1,584,706)

Net income	-	-	2,851,086	-	2,851,086

Other comprehensive income	-	-	-	(24,475)	(24,475)
Balances at
December 31, 2005	2,416,334	-	(1,149,954)	(24,475)	1,241,905

Net income	-	-	3,036,362	-	3,036,362

Appropriation to statutory reserves	-	272,979	(272,979)	-	-

Other comprehensive income	-	-	-	105,670	105,670
Balances at
December 31, 2006	$2,416,334	$272,979	$1,613,429	$81,195	$4,383,937

See Notes to Financial Statements.

TAI AN RUITAI CELLULOSE CO., LTD.

STATEMENTS OF CASH FLOWS
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Operating Activities

Net income (loss)	$3,036,362	$2,851,086	$1,769,200
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:
Depreciation	584,801	538,632	476,395
Amortization	27,673	27,163	26,625

Changes in operating assets and liabilities:
(Increase)/Decrease in bank checks and commercial paper	335,215	-967,963	188,484
(Increase)/Decrease in accounts receivable	-1,437,788	831,783	-1,248,120
(Increase)/Decrease in prepaid expenses	-1,271,877	-167,082	976,287
(Increase)/Decrease in inventory	-21,340	57,148	-873,583
(Increase)/Decrease in advance to employees	64,672	95,993	-23,145
Increase/(Decrease) in accounts payable
and accrued expenses	-416,997	-4,197,415	1,999,320
Increase/(Decrease) in taxes payable	1,293,531	286,681	(243,833)
Increase/(Decrease) in deferred revenue	69,992	48,506	271,937
Increase/(Decrease) in employee security deposit	152,471	31,579	85,849
Net cash provided (used) by operating activities	2,416,715	-563,889	3,405,416

Investing Activities
Purchase of long-term investment	-	-749,081	-4,591
Purchase of fixed assets
Purchase of land use rights	-3,376,077	-34,901	-1,092,334
Loans to unaffiliated suppliers	-414,451	-	-
Payback of loans to unaffiliated suppliers	-	107,282	1,174,777
Short-term loans to a shareholder	-3,381,395	-290,356	-4,258,613
Net cash (used) by investing activities	-8,869,934	-1,666,013	-5,662,524

Financing Activities

Bank loans	4,623,048	659,896	2,976,924
Proceeds from banks checks and commercial paper	9,055,200	5,287,963	699,867
Decrease (Increase) in restricted cash to secure bank checks	(5,114,130)	(1,328,775)	(2,539,793)
Loans from employees	16,763	836,689	30,330
Net cash provided (used) by financing activities	8,580,881	5,455,773	1,167,328

Increase (decrease) in cash	2,127,662	3,225,871	(1,089,780)
Effects of exchange rates on cash	128,357	1,346	-
Cash at beginning of period	4,030,270	803,053	1,892,833
Cash at end of period	$6,286,289	$4,030,270	$803,053

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$824,897	$516,054	$366,901
Income taxes	$503,447	$464,636	$510,353

See Notes to Financial Statements

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 1- ORGANIZATION AND BUSINESS BACKGROUND

Tai An Ruitai Cellulose Co., Ltd ("Ruitai" or the "Company") was incorporated in Feicheng City, Shanxi Province, the People's Republic of China (the "PRC") on November 10, 1999, as a limited liability company under the Company Law of PRC. The Company is engaged in the business of production and distribution of various types of cellulose ethers for the use in many industries, such as pharmaceutical applications, construction materials, plastics, food and beverage, petroleum, and cosmetic, etc.

Note 2- CONTROL BY PRINCIPAL OWNERS

The directors, executive officers, their affiliates, and related parties own, directly or indirectly, beneficially and in the aggregate, the majority of the voting power of the outstanding capital of the Company. Accordingly, directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including approving significant expenses, increasing the authorized capital and the dissolution, merger or sale of the Company's assets.

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Principles of China " ("PRC GAAP"). Certain accounting principles, which are stipulated by US GAAP, are not applicable in the PRC GAAP. The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than RMB are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in owners' equity. Gain and losses resulting from foreign currency transactions are included in operations.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

The Company ’ s financial statements are translated into the reporting currency, the United States Dollar (“US$”). Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period. Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the owners’ equity.

Translation adjustments resulting from this process amounted to $81,195, $(24,475), and $0 as of December 31, 2006, 2005, and 2004, respectively. The balance sheet amounts with the exception of equity at December 31, 2006 were translated at 7.80 RMB to $1.00 USD as compared to 8.06 RMB at December 31, 2005, and 8.28 RMB at December 31, 2004. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the years ended December 31, 2006, 2005, and 2004 were 7.96 RMB, 8.11 RMB, and 8.28 RMB, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less at the time of purchase.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Bank checks and commercial paper

Bank checks and commercial paper include bank checks and commercial paper with original maturities of approximately 180 days or less at the time of issuance. Book value approximates fair value because of the short maturity of those instruments. The Company receives these financial instruments as payments from its customers in the ordinary course of business. The Company totally received $21,250,459, $11,447,143, and $7,722,480 in 2006, 2005, and 2004, respectively.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements' assessment of known requirements, aging of receivables, payment history, the customer's current credit worthiness, and the economic environment. When a specific accounts receivable balance is deemed uncollectible, a charge is taken to this reserve. Recoveries of balances previously written off are also reflected in this reserve.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, bank checks and commercial paper, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2006 due to the relatively short-term nature of these instruments.

Due from unaffiliated suppliers

The Company has been extending temporally short-term loans to some unaffiliated suppliers. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from due from unaffiliated suppliers are classified as cash flows from investing activities. The Management believes the loans can help theses suppliers run their business, and in turn these suppliers can provide raw materials and services to the Company in a stable price. The total loans to unaffiliated suppliers amounted to $548,566, $1,265,035, and $3,135,221 in 2006, 2005, and 2004, respectively.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Due from unaffiliated suppliers (continued)

The Company is collecting these loans to unaffiliated suppliers as the Company is in the process to become a public company. The Management believe it will be able to collect all these loans back by December 2007.

Inventory

Inventories are stated at the lower of cost or market value. Actual cost is used to value raw materials and supplies. Finished goods and work-in-progress are valued on the weighted-average-cost method. Elements of costs in finished good and work-in-progress include raw materials, direct labor, and manufacturing overhead.

Long-term investment

The long-term investment represents monetary investments in the Wenyang Xinyong Bank, a local state owned bank in Wenyang County, Shandong Province, PRC. The investments are transferable in accordance with the laws of the PRC. The investments are carried at cost which approximates fair value. The Company totally purchase $25,528, $749,081, and $4,591 in 2006, 2005, and 2004. Dividend income on the investment is recorded when received. There were no dividend received in 2006, 2005, and 2004. The Company may sell these investments back to the bank at the book value.

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Restricted cash, and Bank checks payable

The Company pays its suppliers with bank checks in its ordinary business transactions. Generally, the Company deposits 40% to 100% of the bank check amount into a restricted bank account, the bank then issues a bank check payable to a supplier in 180 days. The Company deliveries the bank check as payment to the supplier, who can discount the bank check before the payable date. When the bank check is cashable, the bank takes the deposit in the restricted bank accounts and the balance, if any, from other bank account(s) that the Company has with the bank. The bank pays interest on the deposit in the restricted bank account to the Company.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Maintenance, repairs and minor renewals are expensed as incurred; major renewals and improvements that extend the lives or increase the capacity of plant assets are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the reporting period of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value. The percentages or depreciable life applied are:

Building and warehouses	20 years
Machinery and equipment	7 to 10 years
Office equipment and furniture	5 years
Motor vehicles	5 years

Land Use Right

All land belongs to the State in PRC. Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively. The land use right can be sold, purchased, and exchanged in the market. The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner.

The Company owns the right to use a piece of land, approximately 23 acre, located in the Wenyang County, Shandong Province for a fifty-year period ended December 2, 2055; and a piece of land, approximately 36 acre, also located in the Wenyang County, Shanxi Province for a forty-eight-year period ended June 5, 2054. The costs of these land use rights are amortized over their prospective beneficial period, using the straight-line method with no residual value. The Company's production facilities and the headquarters building are located in these two pieces of land.

Revenue Recognition

The Company recognizes revenue when the earnings process is complete. This generally occurs when products are shipped to unaffiliated customer or services are performed in accordance with terms of the agreement, title and risk of loss have been transferred, collectibility is reasonably assured and pricing is fixed or determinable. Accruals are made for sales returns and other allowances based on the Company's experience. The corresponding freight-out and handling costs are included in the selling expenses.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and Development Costs

Research and development costs relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed when incurred. The major components of these research and development costs include experimental materials and labor costs. The Research and development cost was immaterial for the Company in 2006, 2005, and 2004, and was included into general and administration expenses.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs". Advertising costs was $30,093, $42,813 and $42,706 for the years ended December 31, 2006, 2005, and 2004, respectively.

Value-added Tax (VAT)

Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT). All of the Company’s products that are sold in PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price or at a rate approved by the Chinese local government. This VAT may be offset by VAT paid on purchase of raw materials included in the cost of producing the finished goods.

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of changes in owners' equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The Management believes full time employees who have passed the probation period are entitled to such benefits. The total provisions for such employee benefits were $67,618, $59,604, and $40,984 for the years ended December 31, 2006, 2005, and 2004, respectively.

Statutory Reserves

Pursuant to the applicable laws in PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP, after offsetting any prior years’ losses. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital. Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax net earnings. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

Since the Company has been accumulating deficiency, no statutory surplus reserve fund and statutory public welfare reserve fund have been made in 2005 and 2004. In 2006, $181,986 was contributed to the statutory surplus reserve fund, and $90,993 was contributed to the statutory public welfare fund.

Statutory reserves consists of the following:

	December 31,	December 31,	December 31,
	2006	2005	2004
Statutory surplus reserve fund	$181,986	$-	$-
Statutory public welfare fund	90,993	-	-
Total statutory reserves	$272,979	$-	$-

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company currently operates in one principal business segments, therefore segment disclosure is not presented.

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company ’ s financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. The adoption of SAB No. 108 did not have a material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 did not have a material effect on the Company's financial position or results of operations.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 3- SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year. The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively. The Management does not expect that the adoption of SFAS No. 157 would have a material effect on the Company's financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “ Accounting for Uncertainty in Income Taxes, ” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this Interpretation did not have a material impact on its financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("FAS 156"), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of SFAS No. 155 had no impact on the Company's financial position or results of operations.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 4- ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	December 31, 2006	December 31, 2005	December 31, 2004
Accounts receivable	$4,702,915	$3,180,289	$3,617,117
Less: Allowance for doubtful	(1,338,283)	(1,253,445)	(858,490)
Accounts receivable, net	$3,364,632	$1,926,844	$2,758,627

Bad debt expense charged to operations was $88,176, $403,297, and $617,633 for the years ended December 31, 2006, 2005 and 2004, respectively.

Note 5- PREPAID EXPENSES

Prepaid expenses consist of following:

	December 31,	December 31,	December 31,
	2006	2005	2004
Machinery and parts	$256,587	$284,896	$380,167
Raw materials	1,682,166	712,930	462,956
Packing and supply materials	166,163	81,857	65,685
Freight-out	2,588	5,628	12,144
Adverting	128,200	2,410	121
Consultancy fees	118,047	-	-
Office	6,730	883	449
	$2,360,481	$1,088,604	$921,522

Note 6- INVENTORIES

Inventories consist of following:

	December 31,	December 31,	December 31,
	2006	2005	2004
Finished goods	$3,257,549	$3,283,838	$3,170,378
Raw materials	1,892,158	1,847,186	2,006,565
Supplies and packing materials	60,040	57,383	68,612
	$5,209,747 $	5,188,407	$5,245,555

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS
Note 7- PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment

	December 31,	December 31,	December 31,
	2006	2005	2004
Building and warehouses	$3,100,660	$2,892,036	$2,817,789
Machinery and equipment	4,373,519	3,646,785	3,312,403
Office equipment and furniture	47,552	6,395	-
Motor vehicles	342,043	330,837	322,345
	7,863,774	6,876,053	6,452,537

Less: Accumulated depreciation	(2,270,925)	(1,640,339)	(1,076,751)

Add: Construction in progress	999,947	289,657	14,216

Total	$6,592,796	$5,525,371	$5,390,002

Depreciation expense charged to operations was $584,801, $538,632, and $476,395 for the years ended December 31, 2006, 2005, and 2004, respectively.

Note 8- LAND USE RIGHT

The following is a summary of land use right, less amortization:
	December 31,	December 31,	December 31,
	2006	2005	2004
Land use right	$4,735,571	$1,359,494	$1,324,593
Less: Amortization	(84,757)	(54,654)	(26,626)
Land use right, net	$4,650,814	$1,304,840	$1,297,967

Amortization expense charged to operations was $27,673, $27,163, and $26,625 for the years ended December 31, 2006, 2005 and 2004, respectively.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS
Note 9- RESTRICTED CASH

Restricted cash consists of following:

Financial Institutions	December 31, 2006	December 31, 2005	December 31, 2004
Jinan Branch of Shanghai Pudong Development Ban	$1,923,000	$-	$-
Taian Branch of Bank of China	1,282,000	1,488,000	2,174,701
Feicheng Branch of Bank of China	1,410,200	-	-
Wenyang Branch of Feichang Credit Bank	705,741	682,620	302,646
Wenyang Branch of Agriculture Bank	1,539,409	-	-
Taian Branch of Transportation Bank	-	-	1,745,802
Feicheng Branch of Transportation Bank	-	1,240,000	-
Wenyang Credit Bank	3,461,400	3,720,000	1,578,696
Taian Branch of Transportation Bank	1,923,000	-	-
	12,244,750	$7,130,620	$5,801,845

Note 10- BANK CHECKS PAYABLE

Bank checks payable consists of following:

	December 31,	December 31,	December 31,
Financial Institutions	2006	2005	2004
Feicheng Branch of Bank of China	$5,384,400	$3,968,000	$4,107,769
Feicheng Branch of Transportation Bank	3,846,000	2,480,000	2,416,334
Feicheng Branch of Commercial Bank	-	347,200	336,112
Wenyang Credit Bank	8,333,000	6,200,000	847,022
Jinan Branch of Shanghai Pudong Development Bank	1,923,000	-	-
Wenyang Branch of Agriculture Bank	2,564,000	-	-
	$22,050,400	$12,995,200	$7,707,237

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 11-BANK LOANS

Bank loans consist of the following as of December 31, 2006:

	Loan		Monthly	Guaranteed
Financial Institutions	Amount	Duration	Interest Rate	By
Feicheng Branch of Bank of China	$384,600	01/28/2006-01/27/2007	5.58‰
Feicheng Branch of Bank of China	1,282,000	02/21/2006-02/20/2007	5.58‰
Feicheng Branch of Bank of China	615,360	03/07/2006-03/06/2007	5.58‰
Feicheng Branch of Bank of China	538,440	03/14/2006-03/13/2007	5.58‰	Feicheng Delta
Feicheng Branch of Bank of China	769,200	03/28/2006-03/27/2007	5.58‰	Chemicals Co.,
Feicheng Branch of Bank of China	1,282,000	04/24/2006-04/23/2007	5.58‰	Ltd.
Feicheng Branch of Bank of China	897,400	06/13/2006-06/12/2007	5.85‰
Feicheng Branch of Bank of China	1,153,800	11/22/2006-11/21/2007	6.12‰
Feicheng Branch of Bank of China	1,282,000	12/21/2006-12/20/2007	6.12‰
Taian Branch of Transportation Bank	641,000	03/16/2006-03/15/2007	5.115‰
Wenyang Branch of Feicheng Credit Bank	769,200	05/24/2005-05/23/2006	4.65‰	Shandong
(a) Wenyang Branch of Feicheng Credit Bank	1,128,160	07/27/2005-07/26/2006	5.31‰	Feicheng
(a) Wenyang Branch of Feicheng Credit Bank	979,448	07/27/2005-07/26/2006	5.31‰	Chemicals Co.
(a) Wenyang Branch of Feicheng Credit Bank	1,282,000	07/27/2005-07/26/2006	5.31‰	Ltd.
Jinan Branch of Shanghai Pudong				Feicheng Delta
Development Bank	1,923,000	06/13/2006-03/12/2007	4.875‰	Chemicals Co.,
Wenyang Branch of Agriculture Bank	1,282,000	12/23/2006-12/22/2007	6.975‰	Ltd

	$16,209,608

(a) The Company was defaulted on these bank loans, totaling $3,389,608, July 27, 2006 through January 30, 2007. The Company paid interest during such period. On January 31, 2007, the bank extent these loans for a one-year period January 31, 2007 through January 31, 2008.

Interest expense for bank loans was $881,390, $782,930, and $625,540 for the years ended December 31, 2006, 2005, and 2004, respectively.

19

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 11-BANK LOANS

Bank loans consist of the following as of December 31, 2006:

	Loan		Monthly	Guaranteed
Financial Institutions	Amount	Duration	Interest Rate	By
Feicheng Branch of Bank of China	$384,600	01/28/2006-01/27/2007	5.58‰
Feicheng Branch of Bank of China	1,282,000	02/21/2006-02/20/2007	5.58‰
Feicheng Branch of Bank of China	615,360	03/07/2006-03/06/2007	5.58‰
Feicheng Branch of Bank of China	538,440	03/14/2006-03/13/2007	5.58‰	Feicheng Delta
Feicheng Branch of Bank of China	769,200	03/28/2006-03/27/2007	5.58‰	Chemicals Co.,
Feicheng Branch of Bank of China	1,282,000	04/24/2006-04/23/2007	5.58‰	Ltd.
Feicheng Branch of Bank of China	897,400	06/13/2006-06/12/2007	5.85‰
Feicheng Branch of Bank of China	1,153,800	11/22/2006-11/21/2007	6.12‰
Feicheng Branch of Bank of China	1,282,000	12/21/2006-12/20/2007	6.12‰
Taian Branch of Transportation Bank	641,000	03/16/2006-03/15/2007	5.115‰
Wenyang Branch of Feicheng Credit Bank	769,200	05/24/2005-05/23/2006	4.65‰	Shandong
(a) Wenyang Branch of Feicheng Credit Bank	1,128,160	07/27/2005-07/26/2006	5.31‰	Feicheng
(a) Wenyang Branch of Feicheng Credit Bank	979,448	07/27/2005-07/26/2006	5.31‰	Chemicals Co.
(a) Wenyang Branch of Feicheng Credit Bank	1,282,000	07/27/2005-07/26/2006	5.31‰	Ltd.
Jinan Branch of Shanghai Pudong				Feicheng Delta
Development Bank	1,923,000	06/13/2006-03/12/2007	4.875‰	Chemicals Co.,
Wenyang Branch of Agriculture Bank	1,282,000	12/23/2006-12/22/2007	6.975‰	Ltd

	$16,209,608

(a)
The Company was defaulted on these bank loans, totaling $3,389,608, July 27, 2006 through January 30, 2007. The Company paid interest during such period. On January 31, 2007, the bank extent these loans for a one-year period January 31, 2007 through January 31, 2008.

Interest expense for bank loans was $881,390, $782,930, and $625,540 for the years ended December 31, 2006, 2005, and 2004, respectively.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 12- RELATED PARTY TRANSACTIONS

Advance to employees

“ Advance to employee” are advances to employees who are working on projects on behalf of the Company. After the work is finished, they will submit expense reports with supporting documents to the accounting department. Then, the expenses are debited into the relevant accounts and the advances are credited out. Cash flows from these activities are classified into operating activities. The total advance to employees was $1,629,857, $1,694,438, and $1,769,585 for the years ended December 31, 2006, 2005, and 2004, respectively.

Due from a shareholder

“ Due from a shareholder" represents temporally short-term loans to then a majority shareholder, Shandong Ruitai Chemicals Co., Ltd. ("Shandong Ruitai"). Shandong Ruitia had owned 75% equity ownership interest of the Company January 2000 through February 2007. On March 20, 2007, Shandong Ruitai sold 74% equity ownership interest of the Company to Pacific Capital Group Co., Ltd.

These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from due from a shareholder are classified as cash flows from investing activities. The total loans to the shareholder was $82,904,688, $69,709,583, and $40,949,756 in 2006, 2005, and 2004, respectively.

The Company is collecting these loans from Shandong Ruitai as the Company is in the process to become a public company. The Management believe it will be able to collect all these loans back by September 2008.

Due to employees

Due to Employees represents temporary short-term loans from employees to finance the Company’s operations due to lack of cash resources. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, they are deemed payable on demand. Cash flows from these activities are classified as cash flows from financing activities. The total borrowing from employees was $137,924, $945,946, and $37,532 for the years ended December 31, 2006, 2005, and 2004, respectively.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 12- RELATED PARTY TRANSACTIONS (continued)

Land use right transaction

On October 25, 2006, the Company purchase the use right of a piece of land, approximately 36 acre, located in Wenyang County, Shandong Province, from its majority shareholder, Shandong Ruitai, for $3,352,840. The local government approved the transaction and certified that the purchase price is at the fair market value. The consideration has been paid to the seller, and the title transferal is under going. The Management believes the transaction is on terms no less favorable to the Company than those reasonably obtainable from third parties.

Note 13- OWNERS' EQUITY

In accordance with the Articles of Incorporation of the Company, the registered capital at the date of incorporation of November 10, 1999 was $2,416,334 (RMB 20,000,000), which was fully contributed by the founders upon formation of the Company, and was certified by the Industrial and Commerce Administration Bureau of Feicheng City as indicated on the business license issued by such agency.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 14- INCOME TAX

All Chinese enterprises are governed by the PRC Income Tax Law and various local income tax laws, pursuant to which a company generally is subject to an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statements after appropriate tax adjustments.

The PRC Income Tax Law provides tax benefits to foreign-invested enterprises, pursuant to which a qualified company is exempt from national income tax for its first three fiscal years since it records net profit, and is eligible to half of the national income tax rate for the subsequent two fiscal years.

The Company was qualified as a foreign-invested company in 2001, as such, it was exempted from national income tax for the fiscal years ended December 31, 2001, 2002, and 2003; and was eligible for half of the national income tax rate (15%) in the fiscal years ended December 31, 2004, and 2005. Since 2006, the Company is subject to the regular national income tax rate (30%). Pursuant to the tax regulations established by the Shandong Province Tax Authority, the Company is eligible to be exempt from local income tax as part of the incentive program to encourage local economic.

The provision for income taxes consisted of the following:

	For the Year Ended
	December 31,
	2006	2005	2004

Provision for PRC national income ta	$1,301,297	$503,133	$312,211
Provision for PRC local income tax	-	-	-
Total provision for income taxes	$1,301,297	$503,133	$312,211

The following table reconciles the PRC statutory rates to the Company’s effective tax rate:

	For the Year Ended
	December 31,
	2006	2005	2004

PRC national income tax rate	30.00%	15.00%	15.00%
PRC local income tax rate	0.00%	0.00%	0.00%
Effective income tax rate	30.00%	15.00%	15.00%

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 15- ASSET RETIREMENT OBLIGATIONS

The Company operates within the requirements of numerous regulations at the local, province, and national levels regarding issues such as the handling and disposal of hazardous chemicals, waste- water treatment and effluent and emissions limitations among others. From a practical standpoint, certain environmental contamination cannot be reasonably determined until a facility or asset is retired or an event occurs that otherwise requires the facility to be tested and monitored. In the absence of such requirements to test for environmental contamination prior to an asset or facility retirement, the Company has concluded that it cannot reasonably estimate the cost associated with such environmental-related asset retirement obligations (“ARO”).

In addition, the Company anticipates operating its manufacturing facilities indefinitely into the future thereby rendering the potential range of settlement dates as indeterminate. Therefore, the Company has not recorded any AROs to recognize legal obligations associated with the retirement of tangible long-lived assets, as contemplated by the Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” ( “SFAS 143 ” ) and FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations - an interpretation of FASB Statement No. 143” (“FIN 47”).

Note 16- COMMITMENTS AND CONTINGENCIES

PRC's political and economic system

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Environmental

In the ordinary course of its business, the Company is subject to numerous environmental laws and regulations covering compliance matters or imposing liability for the costs of, and damages resulting from, cleaning up sites, past spills, disposals and other releases of hazardous substances. Changes in these laws and regulations may have a material adverse effect on the Company’s financial position and results of operations. Any failure by the Company to adequately comply with such laws and regulations could subject the Company to significant future liabilities.

TAI AN RUITAI CELLULOSE CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 16- COMMITMENTS AND CONTINGENCIES (continued)

Governmental control of currency conversion

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company receives most of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Company ’ s ability to remit sufficient foreign currency to satisfy foreign currency dominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Company from obtaining sufficient foreign currency to satisfy its currency demands, the Company may not be able to pay certain of its expenses as they come due.

Note 17- SUBSEQUENT EVEN

On March 20, 2007, the owners of the Company entered into a Share Purchase Agreement (the “Agreement ” ) with the owners of Pacific Capital Group Co., Ltd. ("Pacific Capital"), a limited liability company incorporated on November 23, 2006 in Port Vila, Republic of Vanuatu . Pursuant to the Agreement, the owners of the Company agreed to exchange 99% of the ownership in the Company for a cash consideration of $2,392,171 (RMB 19,800,000). The local government approved the transaction on April 26, 2007.